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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 7, 2001


                                 OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                     One Market Street, Steuart Tower, Suite 600
                           San Francisco, California 94105
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                    (Address of Principal Executive Offices)


                                 (415) 764-2200
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

         On December 7, 2001, OmniSky Corporation issued a press release announcing that it has signed a definitive purchase agreement with EarthLink, Inc. providing for EarthLink's acquisition of substantially all of OmniSky's assets, including its subscriber base. In connection with the transaction, OmniSky also announced that it intends, together with its U.S. subsidiaries, to voluntarily file for protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


      Exhibit
      Number                             Description
      --------------------------------------------------------------------------
      99.1           OmniSky Corporation Press Release issued December 7, 2001




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2001              OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       -----------------------------------------

                                   Name: Patrick S. McVeigh
                                         ---------------------------------------

                                   Title: Chief Executive Officer
                                          --------------------------------------


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                                  EXHIBIT INDEX



      Exhibit
      Number                         Description
--------------------------------------------------------------------------------
      99.1            OmniSky Corporation Press Release issued December 7, 2001



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